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                                                                 Exhibit 10.8(a)


                            Atmos Energy Corporation


               (Successor by Merger to United Cities Gas Company)


                                       to


                        First Trust National Association


                                   as Trustee





                          First Supplemental Indenture


                           Dated as of July 29, 1997

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     This First Supplemental Indenture, dated as of the 29th day of July, 1997, by and between Atmos Energy Corporation, ("Atmos"), a corporation duly organized and existing under and by virtue of the laws of the State of Texas (hereinafter sometimes called the "Company"), and First Trust National Association, successor to Bank of America Illinois, as Trustee, a national banking association organized and existing under the laws of the United States, having its principal place of business in Chicago, Illinois, as Trustee (hereinafter sometimes referred to as "Trustee"),

                                   Witnesseth

     Whereas, United Cities Gas Company ("United Cities") has heretofore executed and delivered to the Trustee an Indenture dated as of November 15, 1995;

     Whereas, there are currently outstanding three tranches, all of the same series, of medium-term notes under the Indenture designated, respectively, "Medium-Term Notes, Series A 1995-1, 6.67% due December 15, 2025," "Medium-Term Notes, Series A 1995-2, 6.27% due December 19, 2010," and "Medium-Term Notes, Series A 1995-3, 6.20%, due December 19, 2000" (hereinafter referred to as the "Medium-Term Notes" or the "Outstanding Securities").

     Whereas, effective on the date hereinafter written, United Cities merged with and into Atmos (the "Merger") and Atmos is the surviving company of the Merger.

     Whereas, as a result of the Merger, all property, rights, privileges, powers and franchises of United Cities vested in Atmos, and all rights of the Trustee and the holders of the Outstanding Securities were preserved unimpaired, and are enforceable against Atmos to the same extent as if it had been named a party to the Indenture.

     Whereas, Article Eleven of the Indenture permits United Cities to merge with and into another corporation provided that the surviving corporation executes and delivers to the Trustee a supplemental indenture in and by which it expressly assumes the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities according to their tenor, and the due and punctual performance of every covenant of the Indenture to be performed or observed by United Cities.

     Whereas, the execution and delivery of this First Supplemental Indenture has been duly authorized by Atmos and all conditions precedent to the execution and delivery hereof by Atmos and the Trustee provided for in the Indenture have been complied with, and all acts and things necessary to constitute this First Supplemental Indenture a valid indenture and agreement according to the terms thereof have been done and performed.

     Whereas, the Trustee has duly determined to execute this First Supplemental Indenture and to be bound, insofar as lawful,

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by the provisions thereof;

     Now, Therefore, in consideration of the premises, the covenants and agreements hereinafter contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Atmos, for the equal and proportionate benefit of the respective holders from time to time of the Medium-Term Notes, has executed and delivered this First Supplemental Indenture; and Atmos, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successors as follows:

                                     Part I
                    Assumption of Obligations and Liabilities

     Atmos (i) assumes and agrees to pay, duly and punctually, the principal of, premium, if any, and interest, if any, on all Medium-Term Notes according to their terms and the terms of the Indenture and (ii) agrees to perform and observe, duly and punctually, all other terms, covenants and conditions of the Indenture to be performed or observed by United Cities thereunder or in connection therewith.

                                    Part II
                             Concerning the Trustee

     The Trustee accepts the trusts hereunder and agrees to perform the same but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals of fact herein contained, which shall be taken as the statements of Atmos. The Trustee makes no representations and shall have no responsibility as to the validity of this First Supplemental Indenture.

                                    Part III
                           Reaffirmation of Indenture

     As supplemented by this First Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and the First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

                                    Part IV
                                 Miscellaneous

     This First Supplemental Indenture may be executed in several counterparts, and all such counterparts, executed and delivered, each as an original, shall constitute but one and the same instrument.

     In Witness Whereof, Atmos Energy Corporation has caused this First Supplemental Indenture to be signed and acknowledged by its President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its

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Secretary or one of its Assistant Secretaries, and First Trust National
Association has caused this First Supplemental Indenture to be signed and acknowledged by one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by one of its Assistant Secretaries, all as of the day and year first above written

                                 Signature Page

                                             Atmos Energy Corporation
                                             By
                                              President
                                                     (Seal)Attest:

                                              Secretary

                                              First Trust National
                                              Association, as Trustee



                                              By:
                                              Vice President and
                                                Assistant Secretary


(Seal)                                Attest:

                                              Assistant Secretary


State of Texas      )
                    )    SS:
County of           )

     On the     day of          , 1997, before me personally came to me known,
who, being by me duly sworn, did depose and say that he is the                of
Atmos Energy Corporation, a Texas and Virginia corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                        Notary Public

(Notarial Seal)

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State of Illinois   )
                    )    SS:
County of Cook      )

     On the      day of         , 1997, before me personally came
to me known, who, being by me duly sworn, did depose and say that he is the Vice President and Assistant Secretary of First Trust National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                Notary Public

(Notarial Seal)

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